SUMMARY PROSPECTUS ï JANUARY 29, 2010 Van Kampen California Insured Tax Free Fund

Class / Ticker  A VKCIX  B VCIBX  C VCICX  I VCIIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.vankampen.com/californiainsuredtaxfree. You can also get this information at no cost by calling 800-847-2424 or by sending an e-mail request to prospectus.vk@vankampen.com. The Fund’s prospectus and Statement of Additional Information (“SAI”), both dated January 29, 2010, the Fund’s audited financial statements for the fiscal year ended September 30, 2009, including the notes thereto, and the report of Ernst & Young LLP, included in the Fund’s annual report dated September 30, 2009, are all incorporated by reference into this Summary Prospectus. The Fund’s SAI and annual report may be obtained, free of charge, in the same manner as the Fund’s prospectus.

Investment Objective
The Fund’s investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Van Kampen funds. More information about these and other discounts is available from your financial professional and in the “Purchase of Shares” section beginning on page 15 of the Fund’s prospectus.

	Class A	Class B	Class C	Class I
	Shares	Shares	Shares	Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None

Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	4.00%[1]	1.00%[2]	None

Maximum sales charge (load) imposed on reinvested dividends (as a percentage of net assets)	None	None	None	None

Account Maintenance (Low Balance) Fee (for accounts generally under $750)	$12/yr	$12/yr	$12/yr	$12/yr

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.48%	0.48%	0.48%	0.48%

Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	None

Other expenses	0.23%	0.23%	0.23%	0.22%

Net annual fund operating expenses	0.96%	1.71%	1.71%	0.70%

1	For Class B Shares purchased on or after June 1, 2005, the maximum deferred sales charge is 4.00% in the first year after purchase, 4.00% in the second year, 3.00% in the third year; 2.50% in the fourth year, 1.50% during the fifth year after purchase and zero thereafter. For Class B Shares purchased before June 1, 2005, the maximum deferred sales charge is 3.00% in the first year after purchase, 2.50% in the second year, 2.00% in the third year, 1.00% in the fourth year and zero thereafter. See “Purchase of Shares — Class B Shares” in the Fund’s prospectus.
2	The maximum deferred sales charge is 1.00% in the first year after purchase and zero thereafter. See “Purchase of Shares — Class C Shares” in the Fund’s prospectus.

Example:
The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$568	$766	$981	$1,597

Class B Shares	$574	$840	$1,080	$1,823

Class C Shares	$274	$540	$930	$2,023

Class I Shares	$72	$224	$390	$871

You would pay the following expenses if you did not redeem your shares:

Class A Shares	$568	$766	$981	$1,597

Class B Shares	$174	$540	$930	$1,823

Class C Shares	$174	$540	$930	$2,023

Class I Shares	$72	$224	$390	$871

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing substantially all of the Fund’s assets in a portfolio of California municipal securities that are insured at the time of purchase as to timely payment of principal and interest by a private insurance company. The Fund is designed for investors who are residents of California for California tax purposes.

The Fund buys and sells California municipal securities with a view towards seeking a high level of current income exempt from federal and California income taxes and selects securities which the Fund’s investment adviser believes entail reasonable credit risk considered in relation to the investment policies of the Fund. In selecting securities for investment, the Fund’s investment adviser uses its research capabilities to identify and monitor attractive investment opportunities and to seek to protect the Fund’s portfolio from early payment by issuers of such securities. Portfolio securities are typically sold when the assessments of the Fund’s investment adviser of any of these factors materially change.

Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax. The Fund may purchase and sell certain instruments known as “derivatives”, such as options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions (collectively, also referred to in the Fund’s prospectus as Strategic Transactions), for various portfolio management purposes and to mitigate risks. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. The Fund may purchase and sell securities on a when-issued or delayed delivery basis.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Generally, the Fund’s municipal securities are insured as to timely payment of principal and interest by a private insurance company. This insurance does not, however, guarantee that the prices of these securities will remain stable during interest rate changes.

•	Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. In the event that the insurers of the Fund’s insured municipal securities are downgraded in their claims-paying abilities by a nationally recognized statistical rating organization (“NRSRO”), the Fund would be subject to potential market value declines and increased credit risk on the municipal securities insured by such insurer.

•	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

•	Call risk. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or “call” their securities before their maturity dates. In this event, the proceeds from these securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

•	Municipal securities risk. The yields of municipal securities, or of insured municipal securities, may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest up to 20% of its net assets in municipal securities subject to the federal alternative minimum tax. There could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

•	State-specific risks. Because the Fund invests substantially all of its assets in a portfolio of California municipal securities, the Fund is more susceptible to political,

economic, regulatory or other factors affecting issuers of California municipal securities than a fund that does not limit its investments to such issuers.

•	Risks of using derivative instruments. Risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Annual Performance
One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund’s Class A Shares over the ten calendar years prior to the date of the Fund’s prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. The actual annual returns of Class B Shares, Class C Shares and Class I Shares would have similar variability from year to year as shown for the Fund’s Class A Shares; however, the actual annual returns of such classes of shares will differ from that shown for Class A Shares. Remember that past performance of the Fund is not indicative of its future performance. Updated performance information for the Fund is available on our web site at www.vankampen.com. As a result of market activity, current performance may vary from the figures shown.

Annual Return

During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 10.44% (for the quarter ended September 30, 2009) and the lowest quarterly return for Class A Shares was –5.53% (for the quarter ended September 30, 2008).

Comparative Performance
As a basis for evaluating the Fund’s performance and risks, the table below shows how the Fund’s performance compares with two broad-based market indices that the Fund’s investment adviser believes are appropriate benchmarks for the Fund: Barclays Capital California Insured Municipal Bond Index and Barclays Capital Municipal Bond Index. The Barclays Capital California Insured Municipal Bond Index is comprised of insured California municipal bond issues. The Barclays Capital Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The Fund’s performance figures include the maximum sales charges paid by investors. The indices’ performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund’s Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund’s Class B Shares, Class C Shares and Class I Shares will vary from the Class A Shares’ returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. Generally, after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after-tax return may be higher than the before-tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2009 (the most recently completed calendar year prior to the date of the Fund’s prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance. The “Past 10 Years” performance for Class B Shares reflects the conversion of such shares into Class A Shares eight years after the end of the calendar month in which the shares were purchased. The “Since Inception” performance information shown below for Class I Shares and the corresponding performance information for the Barclays Capital California Insured Municipal Bond Index and the Barclays Capital Municipal Bond Index is provided since August 12, 2005.

			Past
Average Annual Total Returns			10 Years
for the Periods Ended	Past	Past	or Since
December 31, 2009	1 Year	5 Years	Inception

Class A Shares

Return Before Taxes	10.28%	0.73%	3.88%

Return After Taxes on Distributions	10.28%	0.68%	3.82%

Return After Taxes on Distributions and Sale of Fund Shares	8.37%	1.21%	3.94%

Barclays Capital California Insured Municipal Bond Index	12.54%	3.99%	5.76%

Barclays Capital Municipal Bond Index	12.91%	4.32%	5.75%

Class B Shares

Return Before Taxes	11.64%	1.51%	4.13%

Barclays Capital California Insured Municipal Bond Index	12.54%	3.99%	5.76%

Barclays Capital Municipal Bond Index	12.91%	4.32%	5.75%

			Past
Average Annual Total Returns			10 Years
for the Periods Ended	Past	Past	or Since
December 31, 2009	1 Year	5 Years	Inception

Class C Shares

Return Before Taxes	13.93%	0.98%	3.66%

Barclays Capital California Insured Municipal Bond Index	12.54%	3.99%	5.76%

Barclays Capital Municipal Bond Index	12.91%	4.32%	5.75%

Class I Shares

Return Before Taxes	15.99%	N/A	1.68%

Barclays Capital California Insured Municipal Bond Index	12.54%	N/A	3.75%

Barclays Capital Municipal Bond Index	12.91%	N/A	4.35%

N/A – Not applicable.

The current yield for the thirty-day period ended September 30, 2009 is 3.70% for Class A Shares, 3.66% for Class B Shares, 3.17% for Class C Shares and 4.03% for Class I Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 847-2424 or by visiting our web site at www.vankampen.com.

Investment Advisory Services
Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). Information about the current persons jointly and primarily responsible for the day-to-day management of the Fund’s portfolio is shown below:

		Date Began
Name	Title with Adviser	Managing Fund

Thomas Byron	Executive Director	2009

Robert J. Stryker	Executive Director	2005

Robert W. Wimmel	Executive Director	2009

Purchase and Sale of Fund Shares
The minimum initial investment amount for Class A Shares, Class B Shares and Class C Shares is $1,000 for each such class of shares for regular accounts and retirement accounts; and $50 for each such class of shares for accounts participating in a systematic investment program established directly with the Fund. The minimum subsequent investment is $50 for each such class of shares and all account types. Class I Shares, which are generally available for purchase only by eligible institutions, retirement accounts and fee-based investment programs, have no minimum initial or subsequent investment requirements, provided the other eligibility requirements for purchase are met. For more information, see “Purchase of Shares — How to Buy Shares” in the Fund’s prospectus.

The Fund’s shares are redeemable. Generally, holders of Class A Shares, Class B Shares and Class C Shares may redeem some or all of their shares without charge by the Fund (other than any applicable deferred sales charge) on any business day by written request (through an authorized dealer following procedures specified by such authorized dealer) or by telephone request by calling (800) 847-2424. Holders of Class I Shares must contact their plan administrator, program administrator or authorized dealer to redeem shares. Payment for shares redeemed generally will be made within seven days after receipt of request; certain telephone redemptions may be eligible for payment by wire transfer on the next business day.

Tax Information
Shareholders may receive distributions from the Fund of dividends and capital gains, which may be taxable to shareholders. Additionally, a sale of Fund shares is a taxable event for shares held in taxable accounts. See “Federal Income Taxation” in the Fund’s prospectus.

Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Van Kampen Funds Inc. 522 Fifth Avenue New York, New York 10036 www.vankampen.com Copyright © 2010 Van Kampen Funds Inc. All rights reserved. Member FINRA/SIPC. Lit-Link: CAISUM 1/10